                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): September 2, 2004

                          OPTICARE HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

     Delaware                     001-15223                      76-0453392
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 (State or Other                 (Commission                   (IRS Employer
 Jurisdiction of                 File Number)                Identification No.)
  Incorporation)

                87 Grandview Avenue, Waterbury, Connecticut 06708
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (203) 596-2236

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On September 2, 2004, the Registrant issued a press release containing information regarding the Registrant's results of operations and financial condition for the years ended December 31, 2002 and December 31, 2003 and for the quarters ended March 31, 2004 and June 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

     99.1 The Registrant's press release dated September 2, 2004.

This press release is being furnished pursuant to Item 2.02 of this Current
Report on Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 OPTICARE HEALTH SYSTEMS, INC.
                                                 (Registrant)

Date: September 3, 2004                          /s/ William A. Blaskiewicz
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                                                 Name: William A. Blaskiewicz
                                                 Title: Vice President and Chief
                                                        Financial Officer

                                  EXHIBIT INDEX
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Exhibit
Number                             Description
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99.1           The Registrant's press release dated September 2, 2004.